Exhibit 99.1

Strategy Announces Proposed STRF Perpetual Preferred Stock Offering

TYSONS CORNER, Va.—(BUSINESS WIRE)—March 18, 2025—Strategy™ (Nasdaq: MSTR; STRK) today announced that, subject to market and other conditions, it intends to offer, in a public offering registered under the Securities Act of 1933, as amended (the “Securities Act”), 5,000,000 shares of Strategy’s Series A Perpetual Strife Preferred Stock (the “perpetual strife preferred stock”).

Strategy intends to use the net proceeds from the offering for general corporate purposes, including the acquisition of bitcoin and for working capital.

The perpetual strife preferred stock will accumulate cumulative dividends at a fixed rate of 10.00% per annum on the stated amount. Regular dividends on the perpetual strife preferred stock will be payable when, as and if declared by Strategy’s board of directors, out of funds legally available for their payment, quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, beginning on June 30, 2025. Declared regular dividends on the perpetual strife preferred stock will be payable solely in cash. In the event that any accumulated regular dividend on the perpetual strife preferred stock is not paid on the applicable regular dividend payment date, then additional regular dividends (“compounded dividends”) will accumulate on the amount of such unpaid regular dividend, compounded quarterly. The compounded dividend rate applicable to any unpaid regular dividend that was due on a regular dividend payment date will initially be a rate per annum equal to 10% plus 100 basis points; provided, however, that, until such regular dividend, together with compounded dividends thereon, is paid in full, such compounded dividend rate will increase by 100 basis points per annum for each subsequent regular dividend period, up to a maximum dividend rate of 18% per annum.

Strategy will have the right, at its election, to redeem all, but not less than all, of the perpetual strife preferred stock, at any time, for cash if the total number of shares of perpetual strife preferred stock then outstanding is less than 25% of the total number of shares of the perpetual strife preferred stock originally issued in the offering and any future offerings, taken together. In addition, Strategy will have the right to redeem all, but not less than all, of the perpetual strife preferred stock if certain tax events occur. The redemption price for any perpetual strife preferred stock to be redeemed will be a cash amount equal to the liquidation preference of the perpetual strife preferred stock to be redeemed as of the business day before the date on which Strategy sends the related redemption notice, plus accumulated and unpaid regular dividends to, but excluding, the redemption date.

If an event that constitutes a “fundamental change” under the certificate of designations governing the perpetual strife preferred stock occurs, then holders of the perpetual strife preferred stock will have the right to require Strategy to repurchase some or all of their shares of perpetual strife preferred stock at a cash repurchase price equal to the stated amount of the perpetual strife preferred stock to be repurchased, plus accumulated and unpaid regular dividends, if any, to, but excluding the fundamental change repurchase date.

The liquidation preference of the perpetual strife preferred stock shall initially be $100 per share (the “stated amount”). Effective immediately after the close of business on each business day after the initial issue date (and, if applicable, during the course of a business day on which any sale transaction to be settled by the issuance of perpetual strife preferred stock is executed, from the exact time of first such sale transaction during such business day until the close of business of such business day), the liquidation preference per share will be adjusted to be the greatest of (i) the stated amount; (ii) in the case of any business day with respect to which we have, on such business day or any business day during the ten trading day period preceding such business day, executed any sale transaction to be settled by the issuance of perpetual strife preferred stock, an amount equal to the last reported sale price per share of perpetual strife preferred stock on the trading day immediately before such business day; and (iii) the arithmetic average of the last reported sale prices per share of perpetual strife preferred stock for each trading day of the ten consecutive trading days (or, if applicable, the lesser number of trading days as have elapsed during the period from, and including, the initial issue date to, but excluding, such business day) immediately preceding such business day.

Morgan Stanley & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Moelis & Company LLC are acting as joint book-running managers for the offering.

The offering is being made pursuant to an effective shelf registration statement on file with the Securities and Exchange Commission (the “SEC”). The offering will be made only by means of a prospectus supplement and an accompanying prospectus. An electronic copy of the preliminary prospectus supplement, together with the accompanying prospectus, is available on the SEC’s website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement, together with the accompanying prospectus, can be obtained by contacting: Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, by phone: 1-866-718-1649 or by email: prospectus@morganstanley.com, or Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by phone 1-888-603-5847, or by email: barclaysprospectus@broadridge.com, or Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by telephone at 1-800-831-9146, or by email: prospectus@citi.com, or Moelis & Company LLC, 399 Park Avenue 4th Floor, New York, NY 10022, by phone: 1-800-539-9413.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities referred to in this press release, nor will there be any sale of any such securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Strategy

MicroStrategy Incorporated d/b/a Strategy (Nasdaq: MSTR/STRK) is the world’s first and largest Bitcoin Treasury Company. We are a publicly traded company that has adopted Bitcoin as our primary treasury reserve asset. By using proceeds from equity and debt financings, as well as cash flows from our operations, we strategically accumulate Bitcoin and advocate for its role as digital capital. Our treasury strategy is designed to provide investors varying degrees of economic exposure to Bitcoin by offering a range of securities, including equity and fixed-income instruments. In addition, we provide industry-leading AI-powered enterprise analytics software, advancing our vision of Intelligence Everywhere. We leverage our development capabilities to explore innovation in Bitcoin applications, integrating analytics expertise with our commitment to digital asset growth. We believe our combination of operational excellence, strategic Bitcoin reserve, and focus on technological innovation positions us as a leader in both the digital asset and enterprise analytics sectors, offering a unique opportunity for long-term value creation.

Strategy, MicroStrategy, and Intelligence Everywhere are either trademarks or registered trademarks of MicroStrategy Incorporated in the United States and certain other countries. Other product and company names mentioned herein may be the trademarks of their respective owners.

Forward-Looking Statements

Statements in this press release about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the size and timing of the offering, the anticipated use of any proceeds from the offering and the terms of the securities being offered. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to market conditions and the completion of the offering on the anticipated terms or at all, the other factors discussed in the “Risk Factors” section of Strategy’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 18, 2025 and the risks described in other filings that Strategy may make with the Securities and Exchange Commission. Any forward-looking statements contained in this press release speak only as of the date hereof, and Strategy specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Strategy

Shirish Jajodia

Corporate Treasurer

ir@strategy.com